                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                   The New America High Income Fund, Inc.
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109

                                                               February 27, 2004

Dear Stockholder:

    You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation, to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Friday, April 30, 2004 at 10:00 a.m. local time.

    We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via the Internet or by touch-tone telephone. Please act promptly to assure that your shares are represented at the Annual Meeting.

                                          Sincerely,

                                          /s/ Robert F. Birch

                                          Robert F. Birch
                                          PRESIDENT

                                   IMPORTANT

PLEASE GIVE ALL OF THIS INFORMATION YOUR CAREFUL ATTENTION. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. CERTAIN HOLDERS OF THE COMMON STOCK MAY ALSO VOTE THEIR SHARES VIA THE INTERNET OR BY TELEPHONE AS DISCUSSED IN THE PROXY STATEMENT. RETURNING A SIGNED PROXY CARD OR AUTHORIZING A PROXY BY TELEPHONE OR OVER THE INTERNET TO VOTE YOUR SHARES WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU SUBSEQUENTLY CHOOSE TO ATTEND THE ANNUAL MEETING, BUT YOUR PRESENCE (WITHOUT FURTHER ACTION) AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE A REVOCATION OF A PREVIOUSLY DELIVERED PROXY.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 30, 2004
                            ------------------------

    To the stockholders of The New America High Income Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Friday, April 30, 2004 at
10:00 a.m. local time, for the following purposes:

    1. To elect five Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the ATP voting together as a single class, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

    2. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

    The matters referred to above may be acted upon at the Annual Meeting or any adjournment thereof.

    The close of business on Wednesday, February 18, 2004, is the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY CARD. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY CARD. CERTAIN HOLDERS OF COMMON STOCK MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

                                          By Order of the Board of Directors
                                          Richard E. Floor
                                          Secretary

February 27, 2004
Boston, Massachusetts

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 BROAD STREET
                          BOSTON, MASSACHUSETTS 02109
                                 (617) 263-6400
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2004
                            ------------------------

    This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's 2004 annual meeting of stockholders (the "Annual Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Friday, April 30, 2004 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated February 27, 2004.

    This proxy statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about February 27, 2004. The Board of Directors has fixed the close of business on Wednesday, February 18, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 93,698,586 shares of the Fund's common stock, par value $.01 per share (the "Common Stock"), were issued and outstanding and 5,200 shares of the Fund's Auction Term Preferred Stock (the "ATP" or "Preferred Stock"), par value $1.00 per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 1,400 shares of ATP Series A, 1,000 shares of ATP Series B, 1,800 shares of ATP Series C and 1,000 shares of ATP Series D. Each outstanding share of the Common Stock and each outstanding share of the ATP is entitled to one vote on each matter submitted to stockholders at the Annual Meeting of the relevant class or classes as described below. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or the ATP at February 18, 2004.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting (either by returning the paper proxy card or, for certain holders of the Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted for the election of the applicable nominees named herein as Directors of the Fund and in the discretion of the persons named as proxies in connection with all other matters which may properly come before the Annual Meeting or any adjournment thereof.

    Holders of the Common Stock who tender proxies by mail should sign and return the white proxy card. Holders of the ATP should sign and return the yellow proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain holders of the Common Stock also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll-free number for automated touch-tone voting and for finding a website address that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.

    A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of the Common Stock being voted, for example, when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds Fund shares. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes

EquiServe Trust Company, N.A. ("EquiServe"), which is assisting the Fund in gathering and tabulating votes for the Annual Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Annual Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.

    The presence, in person or by proxy, of stockholders of the Fund entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting for purposes of determining the existence of a quorum but will be disregarded in determining the "votes cast" for the proposal. A stockholder may revoke his or her proxy prior to its use by attending the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy. In addition, holders of the Common Stock who may vote by telephone or over the Internet may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Holders of the Common Stock who vote by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.

    If shares of the ATP are registered in the name of a New York Stock Exchange ("NYSE") member or the name of the member's nominee on behalf of the shares' beneficial owner, the member will request voting instructions with respect to the shares from the beneficial owner. If the member does not receive voting instructions for those shares in a timely manner, and certain other conditions are met, the member may vote the shares in the same proportion as the member votes shares of the ATP for which beneficial holders have provided voting instructions.

    In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this proxy statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

    In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone, by telegraph or in person. The Fund has also retained a proxy solicitor, The Altman Group, Inc. ("Altman"), to assist in the solicitation of proxies. Pursuant to this arrangement, Altman has agreed to contact banks, brokers and proxy intermediaries to secure votes in favor of the proposal described in this proxy statement. The costs of retaining Altman, which will be fully borne by the Fund, are not expected to exceed $10,000. The costs of proxy solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures will be paid by the Fund.

    EACH STOCKHOLDER ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING HAS BEEN SENT A COPY OF THE ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED
DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS, EITHER WITH THIS PROXY STATEMENT OR UNDER SEPARATE COVER. IF YOU DID NOT RECEIVE THE ANNUAL REPORT OR IF YOU WOULD LIKE TO REQUEST ANOTHER COPY, YOU MAY CALL THE FUND COLLECT AT
(617) 263-6400.

                             THE INVESTMENT ADVISER
                          AND ADMINISTRATIVE SERVICES

    T. Rowe Price Associates, Inc., with its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, has served as the investment adviser to the Fund since December 2, 2002. Since February 1992, the Fund has engaged Ellen E. Terry to perform administrative services, and has engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The stockholders of the Fund are being asked to elect the five nominees listed below as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

    Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose all series of the ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other three nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast of the relevant class or classes is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

    The nominees for election to the Board of Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), are as follows:

                                       POSITION(S)
                                     WITH THE FUND(1)
                                      AND LENGTH OF          PRINCIPAL OCCUPATION(S)
           NAME AND AGE                TIME SERVED             DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS
           ------------                -----------             -------------------                  -------------------
PREFERRED STOCK NOMINEES
Joseph L. Bower                      Director since    Professor, Harvard Business School   Director of Anika
Date of Birth:                       1988              since 1963--as Donald K. David       Therapeutics, Inc., Sonesta
9/21/38                                                Professor of Business                International Hotels Corporation,
                                                       Administration since 1986, Senior    Loews Corporation (a conglomerate),
                                                       Associate Dean, Chair of the         and Brown Shoe Company, Inc.;
                                                       Doctoral Programs, Chair of the      Independent General Partner of
                                                       General Management Area, and         ML-Lee Acquisition Funds, L.P.; and
                                                       currently, Chair of the General      Trustee of TH Lee-Putnam Emerging
                                                       Manager Program.                     Opportunities Portfolio.

Bernard J. Korman                    Director since    Chairman of the Board of Directors   Director of Kramont Realty Trust,
Date of Birth:                       1987              of Philadelphia Health Care Trust    Omega Healthcare Investors, Inc.
10/13/31                                               (non-profit corporation supporting   (real estate investment trust), The
                                                       healthcare delivery, education and   Pep Boys, Inc. (automotive
                                                       research).                           supplies) and Nutramax
                                                                                            Products, Inc. (a consumer
                                                                                            healthcare products company).

COMMON STOCK AND
PREFERRED STOCK NOMINEE
Ernest E. Monrad                     Director since    Trustee since 1960 and Chairman of   Trustee of Century Shares Trust and
Date of Birth:                       1988              the Trustees from 1969 to May 2001   Century Small Cap Select.
5/30/30                                                of Northeast Investors Trust;
                                                       Chairman, Assistant Treasurer and a
                                                       Director since 1981 of Northeast
                                                       Investors Growth Fund; Director of
                                                       Northeast Investment
                                                       Management, Inc., and Director of
                                                       Northeast Management & Research
                                                       Company, Inc.

-------------------

(1)  The Fund is not part of any fund complex.

    The nominees for election to the Board of Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act are as follows:

                                       POSITION(S)
                                     WITH THE FUND(1)
                                      AND LENGTH OF          PRINCIPAL OCCUPATION(S)
           NAME AND AGE                TIME SERVED             DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS
           ------------                -----------             -------------------                  -------------------
COMMON STOCK AND
PREFERRED STOCK NOMINEES
Robert F. Birch*                     Director and      Mutual fund director.                Director of Hyperion Funds (4
Date of Birth:                       President since                                        funds), and Director of the
3/12/36                              1992                                                   Brandywine Funds (3 funds).

Richard E. Floor*                    Director and      Partner through his professional     Director of Affiliated Managers
Date of Birth:                       Secretary since   corporation with the law firm of     Group, Inc.
8/3/40                               1987              Goodwin Procter LLP, Boston,
                                                       Massachusetts.

-------------------

  * Messrs. Birch and Floor are deemed to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act because, in the case of Mr. Birch, he is the President of the Fund and, in the case of Mr. Floor, he is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin Procter LLP, counsel to the Fund.
(1)  The Fund is not part of any fund complex.

    The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. Each Director holds office until the Director's successor is duly elected and qualified, until the Director's death or until the Director's resignation or removal.

EXECUTIVE OFFICER

    Ellen E. Terry (date of birth 04/09/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of Directors who are interested persons of the Fund. Ms. Terry's address is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer's resignation or removal.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors and officers at December 31, 2003, based on information provided to the Fund by the Directors and officers. No officer or Director of the Fund owns shares of the Fund's ATP. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated.

                                             SHARES OF       PERCENT OF SHARES OF
                                            COMMON STOCK         COMMON STOCK
       NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED   BENEFICIALLY OWNED
       ------------------------          ------------------   ------------------
Joseph L. Bower                                    20,000             *
Bernard J. Korman                                 910,792(1)          *
Ernest E. Monrad                                  398,324(2)          *
Robert F. Birch                                   204,885(3)          *
Richard E. Floor                                  209,662             *
Ellen E. Terry                                     26,016             *
All executive officers and directors as
  a group                                       1,769,679           1.89%

-------------------

  *  Less than 1%
(1)  Includes 196,416 shares owned by Mr. Korman's spouse.
(2) Includes 178,880 shares owned by Mr. Monrad's spouse and 9,827 shares held by Mr. Monrad as a fiduciary for unrelated persons. Mr. Monrad disclaims beneficial ownership of the shares he holds as a fiduciary for unrelated persons.
(3) Includes 29,334 shares held by a family limited partnership. Mr. Birch has shared voting and investment power with respect to these shares.

    The address of each Director and officer is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

    During fiscal year 2003, there were nine meetings of the Board of Directors, with each Board member attending 75% or more of the meetings held by the Board. The Board of Directors has established two ongoing committees--the Audit and Nominating Committee (formerly the Audit Committee) and the Compensation Committee. The Board also established a Pricing Committee for the purpose of the Fund's issuance of additional ATP Series C. The functions and other information about these committees are summarized below.

    The Board expects that Directors will ordinarily attend in person all annual and special meetings of the Fund's stockholders other than adjourned meetings and if unable to attend in person, will participate by other means, if practical. In recognition of this policy, the Board of Directors typically schedules its second regular quarterly meeting each year to coincide with the annual meeting of stockholders. Each Director attended the Special Meeting of Stockholders held on February 13, 2003 and the 2003 Annual Meeting of Stockholders held on April 17, 2003.

    AUDIT AND NOMINATING COMMITTEE

    In February 2000, the Board of Directors created an Audit and Nominating Committee to succeed the Fund's Audit Committee. The Audit and Nominating Committee, which consists of all independent Directors:

    - oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers;

    - oversees the quality and integrity of the Fund's financial statements and the independent audit thereof;

    - oversees, or, as appropriate, assists Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

    - approves prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditors and the audit partner in charge of leading the audit;

    - acts as a liaison between the Fund's independent auditors and the full Board;

    - supervises the nomination and election of directors of the Fund; and

    - reviews on a periodic basis the governance structures and procedures of the Fund.

    The Audit and Nominating Committee acts pursuant to a written Audit and Nominating Committee Charter, a copy of which is attached as Appendix A to this proxy statement. The charter is also available on the Fund's website under Corporate Governance at www.newamerica-hyb.com. The Audit and Nominating Committee is presently comprised of Messrs. Korman and Monrad and Professor Bower, each of whom is "independent" as defined by the NYSE Listing Company Manual in Sections 303.01(B)(2)(a) and (3) and 303A.06. The Audit and Nominating Committee met two times during 2003, with all Committee members attending each meeting.

    SELECTION AND EVALUATION OF DIRECTOR CANDIDATES. Appendix B to the attached Audit and Nominating Committee Charter discusses the Committee's policies regarding the selection and evaluation of Director candidates.

    CANDIDATES RECOMMENDED BY STOCKHOLDERS. Stockholder wishing to submit a nomination for director at annual or special meeting of stockholders must provide a "timely" notice (as defined in the Fund's by-laws) in writing to the Secretary of the Fund, at The New America High Income Fund, Inc., at 33 Broad Street, Boston, Massachusetts 02109. To nominate directors for election at an annual meeting, the stockholder's notice, to be timely, must be received by the Secretary (i) not earlier than the close of business on the 120th day and
(ii) not later than the close of business on the 90th day prior to the date of the annual meeting. In the event that during the prior year the Fund did not hold an annual meeting or the date of the annual meeting changed by more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), then the stockholder's notice must be received by the Secretary (i) not earlier than the close of business on the 120th day prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. With respect to election of directors at a special meeting of stockholders, such notice, to be timely, must be received by the Secretary of the Fund by the close of business on the later of (i) the 90th day prior to such special meeting or (ii) the 10th day following the day on which public announcement of the date of such special meeting is first made.

    A stockholder's notice proposing a director nominee must specify:

    - as to each stockholder giving the notice:

        -- the name and address; and

        -- the class and number of shares of the Fund which are beneficially owned by the stockholder; and

    - as to each person whom the stockholder proposes to nominate for election as a director:

        -- the name, age, business address and residence address of the person;

        -- the principal occupation or employment of the person;

        -- the class and number of shares of stock of the Fund which are beneficially owned by the person; and

        -- any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended.

The Fund may also require any proposed nominee to furnish such other information as may reasonably be required by the Fund to determine the eligibility of such proposed nominee to serve as a director of the Fund. The chairman of a meeting of stockholders may disregard a stockholder's nomination that failed to comply with these procedures.

    COMPENSATION COMMITTEE

    At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for (a) monitoring and revising as appropriate the compensation of Fund employees other than Mr. Birch, subject to review by the Board as a whole, and (b) monitoring
Mr. Birch's compensation as President of the Fund and making recommendations to the Board regarding that compensation. During fiscal 2003, the Compensation Committee, which comprised of Messrs. Monrad and Floor, met one time with each member attending. As described above, Mr. Floor is an "interested person" of the Fund. Messrs. Monrad and Floor currently comprise the Compensation Committee.

    PRICING COMMITTEE

    For purposes of the Fund's issuance of additional ATP Series C in October 2003, the Board of Directors established a Pricing Committee to fix the initial terms of the ATP and approve certain other actions in relation to the offering. The Pricing Committee, which consisted of Messrs. Birch, Floor and Monrad, held one meeting on October 14, 2003, and each member of the committee attended that meeting.

COMMUNICATIONS WITH THE BOARD

    Stockholders wishing to communicate with the Board may do so by sending a written communication to any Director at the following address: The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109. Any stockholder communication so received will be promptly forwarded to the Director(s) to whom it is addressed.

INDEPENDENT PUBLIC ACCOUNTANTS AND FEES

    The Board of Directors has selected the firm of KPMG LLP ("KPMG") as independent public accountants for the Fund for the year ending December 31, 2004. Since June 27, 2002, KPMG has acted as the Fund's independent public accountants. The services provided by KPMG consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with the SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

    Representatives of KPMG are not expected to be represented at the Annual Meeting, but a representative of KPMG is expected to be available via telephone during the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

    AUDIT FEES. For fiscal 2003 and 2002, the aggregate fees billed by KPMG for audit of the Fund's annual financial statements, review of the semi-annual financial statements and assistance in connection with the Fund's filing of the registration statements totaled $96,000 and $48,500, respectively.

    AUDIT-RELATED FEES. KPMG billed $31,500 and $26,000 for fiscal 2003 and 2002, respectively, for assurance and related services that are reasonably related to the performance of the audit and review of the Fund's financial statements, including quarterly agreed upon procedures related to requirements of the Fund's articles supplementary.

    TAX FEES. During fiscal 2003, KPMG's fees for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,000. During fiscal 2002, KPMG's fees for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $6,000.

    ALL OTHER FEES. KPMG did not provide any other services to the Fund in 2003 or 2002 other than those listed above.

    The services described in the three preceding paragraphs, representing engagements entered into prior to the effective date of the SEC's pre-approval requirements, although not formally pre-approved, were reviewed by the Audit and Nominating Committee.

    NON-AUDIT FEES. KPMG did not provide any other services to the Fund in 2003 or 2002 other than those listed above. KPMG's fees for non-audit services in fiscal 2003 billed to T. Rowe Price Group, Inc. ("Price Group") and its subsidiaries totaled $734,000. KPMG's fees for non-audit services in fiscal 2002 billed to Price Group totaled $734,000, other than fees billed for professional services rendered for the audit of the annual financial statements and the reviews of the financial statements included in Forms 10-Q. The Committee has considered and determined that the performance by KPMG of non-audit services to Price Group and its subsidiaries is compatible with maintaining that firm's independence in connection with serving as the Fund's independent public accountants.

    On June 27, 2002, the Board of Directors, upon the recommendation of the Board's Audit and Nominating Committee, determined not to retain Arthur Andersen LLP ("Arthur Andersen") and approved a change in the Fund's independent public accountants to KPMG. For the fiscal years ended December 31, 2003 and 2002, there were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the disagreements in its report.

    Further, for the fiscal years ended December 31, 2003 and 2002, the principal accountant's audit report on the Fund's financial statements contained no adverse opinion or disclaimer of opinion; nor was its report qualified or modified as to uncertainty, audit scope, or accounting principals.

REPORT OF THE AUDIT AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

    The Fund's Audit and Nominating Committee has met and held discussions separately, and jointly with each of management and the Fund's independent public accountants. In addition, the Audit and Nominating Committee has reviewed and discussed the Fund's audited financial statements for fiscal 2003 with management and the independent public accountants. The Audit and Nominating Committee discussed with the Fund's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Fund's independent public accountants also provided the Audit and Nominating Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit and Nominating Committee discussed with the independent public accountants that firm's independence. Based on the review and discussions described in this Report, the Audit and Nominating Committee recommended that the Board of Directors include the audited financial statements in the Fund's 2003 annual report to stockholders required by Section 30(e) of the 1940 Act and Rule 30e-1 thereunder for filing with the SEC.

      Joseph L. Bower           Ernest E. Monrad         Bernard J. Korman

REMUNERATION OF DIRECTORS AND OFFICERS

    During the fiscal year ended December 31, 2003, the Fund paid each Director a fee of $24,000 per year plus $2,000 per Directors' meeting in which the Director participated except in the case of telephonic Directors' meetings for which the fee was $1,000, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2003 was $106,000, and he currently receives an annual retainer of $100,000 for his services to the Fund as President. Each member of the Fund's Audit and Nominating Committee, which consists of the Fund's non-interested Directors, receives $2,000 for each Audit and Nominating Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 2003 aggregate remuneration of $180,500 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2003. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.

                                               PENSION OR
                                               RETIREMENT
                                                BENEFITS      ESTIMATED
           NAME OF               AGGREGATE     ACCRUED AS      ANNUAL         TOTAL
         DIRECTOR OR            COMPENSATION  PART OF FUND  BENEFITS UPON  COMPENSATION
           OFFICER               FROM FUND      EXPENSES     RETIREMENT     FROM FUND
           -------               ---------      --------     ----------     ---------
Robert F. Birch                   $142,500        none           none        $142,500(1)
Joseph L. Bower                   $ 36,000        none           none        $ 36,000
Richard E. Floor                  $ 36,500        none           none        $ 36,500
Bernard J. Korman                 $ 35,000        none           none        $ 35,000
Ernest E. Monrad                  $ 36,500        none           none        $ 36,500
Ellen E. Terry                    $166,020        none           none        $166,020

-------------------

(1) Of this amount, $106,000 was compensation for service as President and $36,500 was compensation for service as a Director.

                                 OTHER MATTERS

    The Directors do not intend to present any other business at the Annual Meeting nor are they aware of any stockholder's intention to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

    Stockholder proposals intended to be included in the proxy statement and form of proxy to be presented at the Fund's next annual meeting of stockholders must be received at the Fund's principal offices, 33 Broad Street, Boston, Massachusetts 02109, no later than November 1, 2004. Such proposals must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. Proxies solicited by the Board of Directors for the Fund's 2005 Annual Meeting will confer discretionary voting authority with respect to stockholder proposals received not later than the close of business on January 30, 2005, subject to the SEC rules governing the exercise of this authority. Such proposals must be received in writing by the Secretary of the Fund at the Fund's principal offices. Notice of a stockholder proposal for the 2005 Annual Meeting received after January 30, 2005, will be considered untimely.

Boston, Massachusetts
February 27, 2004

                                   APPENDIX A

                       NEW AMERICA HIGH INCOME FUND, INC.

                              AMENDED AND RESTATED
                     AUDIT AND NOMINATING COMMITTEE CHARTER

A.  MISSION STATEMENT.

    The Audit and Nominating Committee (the "Committee") is intended to assist the Board of Directors (the "Board") of the New America High Income Fund, Inc. (the "Fund") in effectively performing its functions under the Investment Company Act of 1940, as amended (the "1940 Act"), and Maryland law. The purposes of the Committee are as follows:

     (1) Oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

     (2) Oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

     (3) Oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     (4) Approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors and the audit partner in charge of leading the audit;

     (5) Act as a liaison between the Fund's independent auditors and the full Board;

     (6) Supervise the nomination and election of directors of the Fund; and

     (7) Review on a periodic basis the governance structures and procedures of the Fund.

    The primary function of the Committee is oversight. The Committee is not responsible for managing the Fund or for performing tasks that are delegated to the officers of the Fund, any investment adviser to the Fund (referred to generically throughout as the "Adviser"), the custodian of the Fund (the "Custodian"), and other service providers for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for:
(1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

    Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

    In discharging their committee duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:
(1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Director is not a member as to a matter within its designated authority. The Committee also relies upon the officers of the Fund, the Adviser, the independent auditors for the Fund, the Custodian, and other service providers for the Fund promptly to identify and report to the Committee potential concerns, conflicts of interest, and other issues that require the attention of the Committee. It is the responsibility of the officers of the Fund, the Adviser, the independent auditors for the Fund, the Custodian, and other service providers promptly to report to the Committee any matters that arise within the scope of authority of the Committee.

    The 1940 Act, the Articles of Incorporation of the Fund, and Maryland law impose upon the independent directors fiduciary standards that govern their work on behalf of the Fund. Nothing in this Charter is intended to modify those fiduciary standards. Nor does this Charter modify any indemnities or other rights of the independent directors under the Articles of Incorporation or By-Laws of the Fund or otherwise.

B.  MEMBERS AND QUALIFICATIONS.

     (1) The Committee shall consist of all of the independent directors of the Fund, I.E., each director who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act. As long as shares of the Fund are listed on any national securities exchange or national securities association (generally, a "Listing Entity"), the composition of the Committee shall also meet such requirements as may be imposed from time to time by that Listing Entity. No member of the Committee shall receive any compensation from the Fund except compensation for service as a member of the Board or a committee thereof.

     (2) Each member of the Committee shall on an annual basis complete a questionnaire circulated by counsel for the Fund for the purpose of confirming that the member remains an independent director.

     (3) Each member of the Committee shall, to the extent consistent with the member's personal financial circumstances, maintain an investment in the Fund.

     (4) The Board shall determine annually whether any member of the Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

C.  MEETINGS.

     (1) The Committee shall meet separately from the full Board at least annually at such times and locations as the Committee may determine. Notice of each meeting of the Committee shall be given by the Secretary or Assistant Secretary.

     (2) The agenda for each meeting of the Committee shall be prepared and maintained by the Secretary or an Assistant Secretary of the Fund. The Secretary or an Assistant Secretary of the Fund shall prepare and retain minutes of Committee meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     (3) The Committee shall ordinarily meet in person; however, members of the Committee may attend telephonically, and the Committee may act by written consent to the extent permitted by law and by the Fund's By-Laws.

     (4) The Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, including with internal auditors (or other personnel responsible for any internal audit of the Fund) and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Adviser(s) and with other services providers that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

     (5) At any meeting of the Committee a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Fund's
         Articles of Incorporation or By-Laws.

     (6) The Committee may select one of its members to be the chairperson and may select a vice chairperson.

     (7) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate. The Committee may establish rules and procedures for the conduct of their meetings that are consistent with this Charter.

D.  ORGANIZATIONAL MATTERS.

     (1) The Committee shall have the authority to require officers of the Fund, the Adviser, the Custodian, and other service providers for the Fund to respond to inquiries, prepare reports, and produce documentation concerning the Fund and their work on behalf of the Fund.

     (2) The Committee may seek advice from (i) counsel for the independent directors or (ii) the independent auditors and may ask such counsel and auditors to investigate particular matters.

     (3) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of (i) compensation to the auditors for the purpose of conducting the audit and rendering their audit report and (ii) the Committee's ordinary administrative expenses, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund.

E.  DUTIES AND POWERS OF THE COMMITTEE WITH RESPECT TO AUDIT FUNCTIONS.

    The Committee shall have the following duties and powers with respect to audit functions to the extent required by law or as deemed necessary or advisable by the Committee:

     (a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to select, retain, or terminate the Fund's independent auditors and, in connection therewith, to oversee the work of the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, to set clear policies regarding the Fund's hiring of employees or former employees of the independent auditors, and to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

     (b) to receive such other communications or reports from the independent auditor (and management's responses to such reports and communications) as may be required by the Fund's applicable Listing Entity, including as appropriate, at least annually, obtain and review a report by the Fund's independent auditor describing: (1) the independent auditor's internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or any inquiry or investigation by governmental or professional regulatory authorities (including the Public Company Accounting Oversight Board), within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues and (2) all relationships between the independent auditor and the Fund and any other relationships or services that may impact the objectivity or independence of the independent auditor;

     (c) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, any Adviser or any entity controlling, controlled by, or under common control with any Adviser ("Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund subject to such exceptions as may be available under applicable law;

     (d) to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (c) above;

     (e) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

     (f) to consider whether the non-audit services provided by the Fund's auditor to any Fund Adviser or any Adviser Affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;

     (g) to review the arrangements for and scope of the annual audit and any special audits;

     (h) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

     (i) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

     (j) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Fund's financial statements;

     (k) to review and discuss with the independent auditors the matters required to be communicated to the Committee with respect to the Fund under applicable accounting standards, to receive such other communications or reports from the independent auditors (and management's responses to such reports or requirements) as may be required by the applicable Listing Entity or otherwise and to resolve any unresolved disagreements between management and the independent auditors;

     (l) to discuss the Fund's annual financial statements with management and the independent auditor;

    (m) to discuss the Fund's earning releases, as well as financial information and earnings guidance provided to analysts and rating agencies, in the event the Fund issues any such releases or provides such information or guidance;

     (n) to consider the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken;

     (o) to take such action as is necessary to prepare the audit committee report in accordance with Item 306 of Regulation S-K under the Securities Act of 1933, as amended, for inclusion in the Fund's proxy or information statement relating to its annual meeting;

     (p) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

     (q) to establish and maintain procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund or any Adviser, administrator, principal underwriter or other provider of accounting related services to the Fund of concerns about accounting or auditing matters, which procedures are currently set forth in Appendix A, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

     (r) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

     (s) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

     (t) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter or which have been referred to the Committee by the full Board,

    The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

F.  DUTIES AND POWERS OF THE COMMITTEE WITH RESPECT TO NOMINATION FUNCTIONS.

    To carry out its director nomination functions, the Committee shall have the following duties and powers as deemed necessary or advisable by the Committee:

     (a) to nominate, for consideration by the stockholders or the Board in accordance with Section 16(a) of the 1940 Act and Maryland law, candidates to serve as directors of the Fund;

     (b) to review and make recommendations to the Board regarding the size and composition of the Board and to establish and maintain policies regarding the selection of nominees for election to the Board, the current procedures being set forth in Appendix B;

G. EFFECTIVENESS OF THE BOARD AND THE COMMITTEE.

     (1) The Committee shall, before, during or following the meeting of the Board following the annual meeting of stockholders or at such other time as may be specified by the Committee (the "Annual Review Meeting"), consider whether any steps should be taken to improve the effectiveness of the Committee and the Board, including, among other things, the following questions:

         (a) Should any additional directors be elected?

         (b) Should any current directors consider retiring from the Board?

         (c) Should this Charter be modified?

         (d) Have the written materials provided to the Directors been useful, sufficient, and properly focused? Have these materials been received in sufficient time to allow a thorough review?

         (e) Can the meetings of the Committee and the Board be made more effective?

    Based on this review the Committee may make recommendations to the full
Board.

     (2) The Committee shall at the Annual Review Meeting review the compensation of the independent directors and consider whether to recommend to the Board a change in the compensation of the independent directors.

     (3) Members of the Committee shall remain abreast of investment company industry and regulatory developments through, among other things, review of periodicals and other written materials and, if deemed advisable, participation in seminars and conferences on investment company governance and related issues.

     (4) The Committee shall, working together with the officers of the Fund, the Adviser, counsel to the fund and legal counsel to the independent directors, and the independent auditors, provide new Directors with appropriate orientation.

                                          Adopted, February 17, 2000, as
                                          amended on April 20, 2000 and
                                          June 27,
                                          2002, and amended and restated on
                                          February 19, 2004.

                                   APPENDIX A

                         AUDIT AND NOMINATING COMMITTEE
                              COMPLAINT PROCEDURES

    The Audit and Nominating Committee (the "Committee") of The New America High Income Fund, Inc. (the "Fund") employs the following procedures (the "Procedures") with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning the Fund ("Complaints"). Each Employee (as defined below) shall be provided with a copy of the Procedures upon assuming his or her duties as an Employee, and annually thereafter.

Procedures for Receiving Complaints

    All officers and employees of the Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of any Fund investment adviser, administrator, principal underwriter or other provider of accounting related services to the Fund (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

     1. The complaining Employee may place a telephone call to any member of the Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal accounting controls or auditing matters relating to a Fund, providing as much detail as possible.

     2. Alternatively, the Employee may submit to any member of the Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal accounting control or auditing matter, providing as much detail as possible.

     3. The name and contact information for each member of the Committee will be provided to Employees when they are given the Procedures and updated as necessary.

Procedures for Treating Complaints

    The Committee member who initially receives a Complaint (the "Evaluating Committee Member") will conduct an initial evaluation (an "Initial Evaluation") of the Complaint as soon as reasonably practicable following receipt. The Evaluating Committee Member will determine whether the Complaint actually relates to the Fund's accounting, internal accounting controls or auditing matters and, if not, whether it should be reviewed by a party other than the Committee. The Evaluating Committee Member shall also determine whether the Complaint requires investigation by the Committee. In conducting an initial evaluation, the Evaluating Committee Member may consult with counsel to the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended, and/or other Committee members. A Committee member may not be the Evaluating Committee Member for, or otherwise consulted with respect to, a Complaint that relates to improprieties by that Committee member.

    After the initial evaluation is complete, all Complaints requiring investigation by the Committee will be discussed at the next regularly-scheduled meeting of the Committee, or a specially-scheduled meeting in advance thereof. The Committee shall investigate the Complaints as follows:

     1. the Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

     2. the Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control over, or who may be responsible for, the action giving rise to the Complaint be charged with investigating that action;

     3. the Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

     4. the Committee may investigate the Complaint in such other manner as the Committee deems appropriate.

    Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed as promptly as practicable after referral of the Complaint, the investigating party will be responsible for making a full report to the Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund. The Committee will then report to the Board of Directors at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Committee. If the Complaint involves improprieties of any member of the Board of Directors, the Committee may make its report in an executive session of the Board of Directors.

Procedures for Retaining Complaints

    The Chairperson will be responsible for ensuring that all Complaints received by the Committee, together with any documents pertaining to the Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                   APPENDIX B

                         AUDIT AND NOMINATING COMMITTEE
                POLICY REGARDING SELECTION OF DIRECTOR NOMINEES

    The Audit and Nominating Committee will, when a vacancy on the Board exists or is anticipated, consider any candidate for Director recommended by a stockholder if (a) the recommendation contains sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications and (b) the recommendation is submitted in accordance with applicable procedural requirements set forth in the Fund's By-laws.

    The Audit and Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Audit and Nominating Committee to recommend that individual for nomination as a Director. In seeking candidates to consider for nomination to fill a vacancy on the Board, the Audit and Nominating Committee expects to seek referrals from a variety of sources, including current Directors, management of the Fund and counsel to the Fund. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. In evaluating candidates for a position on the Board, the Audit and Nominating Committee considers a variety of factors, including, as appropriate: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Director for purposes of the 1940 Act, the candidate's independence from Fund service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; (viii) the candidate's age relative to the Fund's age limitation on nominations and
(ix) such other factors as the Audit and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions, e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws. Prior to making a final recommendation to the Board, the Audit and Nominating Committee conducts personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by stockholders will be evaluated in the same manner.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                  33 BROAD STREET, BOSTON, MASSACHUSETTS 02109
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 2004
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned holder(s) of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Friday, April 30, 2004 at 10:00 a.m. local time, and at any and all adjournments and postponements thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund held of record by the undersigned on Wednesday, February 18, 2004, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.
    WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE.
    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
    Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
PLEASE PROVIDE NEW ADDRESS BELOW:         DO YOU HAVE ANY COMMENTS?
--------------------------------------    --------------------------------------
--------------------------------------    --------------------------------------
--------------------------------------    --------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.

    PLEASE MARK BOXES IN BLUE OR BLACK INK AS IN THIS EXAMPLE /X/

1.   A.   authority to vote for the election as Directors of all the
          Auction Term Preferred Stock nominees listed below.           / / GRANTING        / / WITHHOLDING
          JOSEPH L. BOWER AND BERNARD J. KORMAN
     B.   authority to vote for the election as Directors of all the
          nominees listed below.                                        / / GRANTING        / / WITHHOLDING
          ROBERT F. BIRCH, RICHARD E. FLOOR AND ERNEST E. MONRAD
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
NAME.)

    WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.
    Please be sure to sign and date this Proxy.

                                ------------------------------------------------
                                Date
                                ------------------------------------------------
                                Stockholder sign here
                                ------------------------------------------------
                                Co-owner sign here
Mark box at right if an address change or comment has been noted on the reverse side of the card. / /
SHARES ON RECORD DATE:          -----------------------------------------

                   THE NEW AMERICA HIGH INCOME FUND, INC.
                33 BROAD STREET, BOSTON, MASSACHUSETTS  02109
                      ANNUAL MEETING OF STOCKHOLDERS
                             APRIL 30, 2004
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Friday, April 30, 2004 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on Wednesday, February 18, 2004, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?
_______________________________       ___________________________________
_______________________________       ___________________________________
_______________________________       ___________________________________

THE NEW AMERICA
HIGH INCOME FUND, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

             YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

______________________________          ______________________________
VOTE-BY-INTERNET     [GRAPHIC]          VOTE-BY-TELEPHONE     [GRAPHIC]

LOG ON TO THE INTERNET AND GO TO  OR    CALL TOLL-FREE
http://www.eproxyvote.com/hyb           1-877-PRX-VOTE (1-877-779-8683)

IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


PLEASE MARK VOTES AS IN THIS EXAMPLE.  /X/


                ______________________________________

                THE NEW AMERICA HIGH INCOME FUND, INC.
                ______________________________________

1. Election as Directors of all the nominees below.

(01) ROBERT F. BIRCH, (02) RICHARD E. FLOOR AND (03) ERNEST E. MONRAD

FOR                  WITHHOLD
/ /                    / /

/ /________________________________________
   For all nominees except as noted above

                                  Mark box at right if an address change or / / comment has been noted on the reverse side of this card.


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED
FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE BOARD OF
DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE. THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please be sure to sign and date this Proxy.


________________________                   _________________________
Signature                                  Date

_______________________                    _________________________
Signature                                  Date

              THE NEW AMERICA HIGH INCOME FUND, INC.

                 ANNUAL MEETING OF STOCKHOLDERS
                        APRIL 30, 2004

              SCRIPT FOR TOUCH TONE TELEPHONE VOTING

  Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting. Enter the series of numbers that appears within the shaded area on your proxy card, instruction card or ballot, followed by the pound sign. [If the stockholder enters necessary information, script continues as follows.] One moment, please, while we verify your information. Enter the last four digits of the U.S. Social Security Number or the U.S. Taxpayer Identification Number for this account, followed by the pound sign. [If the stockholder enters necessary information, script continues as follows.] The company that you are voting is The New America High Income Fund, Inc. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders. To vote all proposals in accordance with the recommendations of the Board of Directors, press one. If you wish to vote on one proposal at a time, press two.

[If the stockholder presses one, the script continues as follows; if the stockholder presses two, the script continues using the script for proposal by proposal voting shown below.] You have cast your vote as follows: You have voted in the manner recommended by the Board of Directors. Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press one. Otherwise, please hang up. Thank you for voting.

[SCRIPT FOR PROPOSAL BY PROPOSAL VOTING]

Item 1. To vote for all nominees, press one. To withhold from all nominees, press two. To withhold from individual nominees, press three.

[If the stockholder presses one or two, the script continues as follows; if the stockholder presses three, the script continues below.] You have cast your vote as follows: [Script reviews stockholder votes.] Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press one. Otherwise please hang up. Thank you for voting.

[If the stockholder presses three above, the script continues as follows.] Enter the two-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key or, if you have completed voting on directors, press the pound key again.

[If the stockholder enters a valid nominee number, the script continues as follows; if the stockholder presses the pound key, the script continues below.] To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key or, if you have completed voting on directors, press the pound key again.

[If the stockholder presses the pound key, the script continues as follows.] You have cast your vote as follows: [Script reviews stockholder votes.]
Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card, or change your vote, press one. Otherwise please hang up. Thank you for voting.

[At any time during the call, if the stockholder either presses no key or enters an invalid number, the current item is repeated three times. After the third time, if no valid number is entered, the script continues as follows.] We are unable to process your request at this time. Thank you for calling.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

< STEP 1 > | Step 2 | Step 3


WELCOME TO THE EQUISERVE ONLINE VOTING WIZARD!

Just follow a few simple steps to complete the secure online voting process:


AUTHENTICATION:       Login using your voter control number

DELIVERY PREFERENCE:  Setup future delivery of your annual meeting materials

VOTING:               Cast your vote and receive your confirmation online

FINISH:               Update your address and review other options


If you have more than one proxy card, instruction card or ballot, please vote them one card at a time. To get started now, login below and click "Continue".

STEP 1: AUTHENTICATION

Enter the series of numbers that appears within the shaded
area on your proxy card, instruction card or ballot        ___________________

Enter the last 4 digits of the U.S. social security number
(SSN) or the U.S. taxpayer identification number (TIN) for
this account.*                                             ___________________

*If you do not have a SSN or TIN for this account, please leave this box blank.

                                                              < CONTINUE >


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
                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET


VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.
Step 1 | < STEP 2 > | Step 3

WELCOME

Name Line
Address Line
City, State, Zip Code Line


DELIVERY PREFERENCE

Select how you would like to receive your future annual meeting materials:



/ / Postal mail -or-

/ / Electronically (VIEW TERMS AND CONDITIONS FOR ELECTRONIC DELIVERY)

    E-mail address (e.g., name@xyz.com)       _______________________________

    Enter e-mail address again for validation _______________________________

                                                               < CONTINUE >


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
                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >

THE NEW AMERICA HIGH INCOME FUND, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 30, 2004

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and RICHARD E. FLOOR, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting" or "Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Friday, April 30, 2004 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on February 18, 2004, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE:

 "FOR" ALL NOMINEES

Check this box to cast your vote in accordance with the recommendations of The
New America High Income Fund, Inc. Board of Directors:               / /


THE NEW AMERICA HIGH INCOME FUND, INC. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

  1.  Election of Directors of all the nominees.

  / / FOR ALL NOMINEES, EXCEPT AS NOTED BELOW   / / WITHHOLD AS TO ALL NOMINEES

  / / Robert F. Birch  / / Richard E. Floor  / / Ernest E. Monrad




To cast your vote please click "Submit".
(NOTE: Your vote will not be counted until you click "Submit".)

                                                              < SUBMIT >

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
                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >               [GRAPHIC] PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE, ZIP CODE LINE


CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:


Thank you for using EquiServe's Vote-By-Net facility.


STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

   1. Election of Directors of all the nominees.           FOR ALL NOMINEES

Delivery Preference

Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or go to THE NEW AMERICA HIGH INCOME FUND, INC. HOMEPAGE or click "Exit" to go to EquiServe Homepage.


                                           < BACK    OPTIONS >>   < FINISH >

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
                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >               [GRAPHIC] PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE, ZIP CODE LINE


CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:


Thank you for using EquiServe's Vote-By-Net facility.


STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

   1. Election of Directors of all the nominees.    WITHHOLD AS TO ALL NOMINEES

Delivery Preference

Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or go to THE NEW AMERICA HIGH INCOME FUND, INC. HOMEPAGE or click "Exit" to go to EquiServe Homepage.

                                  < BACK    OPTIONS >>    < FINISH >


 HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

(C)2002 EquiServe(R). All rights reserved.

                                                                   [GRAPHIC]
[EQUISERVE(R) LOGO]                                                  VOTE
                                                                    BY NET

VOTE BY NET

THE NEW AMERICA HIGH INCOME FUND, INC.

Step 1 | Step 2 | < Step 3 >               [GRAPHIC] PRINT THIS PAGE

NAME LINE
ADDRESS LINE
CITY, STATE, ZIP CODE LINE


CONTROL NUMBER:
CONFIRMATION NUMBER:
DATE:


Thank you for using EquiServe's Vote-By-Net facility.


STEP 3: SUMMARY OF YOUR VOTE

Your vote was recorded by EquiServe as follows:

   1. Election of Directors of all the nominees.  FOR ALL NOMINEES, EXCEPT AS
                                                  NOTED BELOW

Delivery Preference

Please keep a copy for your records. To change your vote click "Back".

To change your address or provide a comment click "Options".

You can now VOTE ANOTHER BALLOT or go to THE NEW AMERICA HIGH INCOME FUND, INC. HOMEPAGE or click "Exit" to go to EquiServe Homepage.

                                  < BACK    OPTIONS >>    < FINISH >


 HOME | ABOUT SECURITY | PRIVACY POLICY | BACK TO TOP

(C)2002 EquiServe(R). All rights reserved.